UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2025

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

To the extent the terms of the MOU referred to in Item 8.01 are definitive, the disclosure required by this item is included in Item 8.01 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On April 15, 2025, the Board of Directors of Universal Security Instruments, Inc. (the “Company”) amended the Company’s Bylaws as follows:

•	Article II, Section 1 of the Company’s Bylaws was amended to provide that the number of members of the Company’s Board of Directors would be between three and six. Prior to this amendment, the Bylaws provided that the number of members of the Company’s Board of Directors would be between three and fifteen.

•	Article V of the Bylaws was amended to add Section 9.

Both amendments were made in accordance with the Memorandum of Understanding discussed in Item 8.01 of this Report.

Item 8.01.	Other Events.

On April 15, 2025, the Company entered into a Memorandum of Understanding (“MOU”) with Ault & Company, Inc., a Delaware corporation (“A&C”). Harvey Grossblatt, President and Chief Executive Officer of the Company, joined in the MOU for the limited purposes set forth therein. Pursuant to the MOU, A&C agreed to vote at the Meeting (defined below) all the shares of the Company’s Common Stock (the “Common Stock”) that it has the power to vote in favor of (i) the sale of all or substantially all of the Company’s assets to Feit Electric Company, Inc. (“Feit”), pursuant to the terms of the Asset Purchase Agreement dated October 29, 2024, by and between the Company and Feit (the “Asset Sale”) at the special meeting of shareholders of the Company scheduled to be held on April 15, 2025 or any adjourned special meeting to vote on such matter (the “Meeting”) and (ii) the liquidation and dissolution of the Company (the “Dissolution”) pursuant to the terms of the Plan of Complete Liquidation and Dissolution attached as Annex B to the Proxy Statement filed by Company with the U.S. Securities and Exchange Commission (“SEC”) on December 23, 2024.

Pursuant to the MOU, the Company agreed not to consummate the Dissolution for a period of at least 90 days following the approval of the Asset Sale by its shareholders at the Meeting, notwithstanding any approval of the shareholders of the Dissolution at the Meeting (the period beginning on the date of the MOU and ending at the end of such 90 day period, is referred to herein as the “Negotiation Period”). The Company further agreed that, during the Negotiation Period, it would use its best efforts to maintain the listing of its Common Stock on the New York Stock Exchange and would make all required SEC filings during such period.

The MOU further provided that, following the approval of the Asset Sale, the Company and A&C would use commercially reasonable efforts to facilitate and close an investment in the Company by A&C, one of its affiliates or a third party through a convertible note (the “Convertible Note”) that will be convertible, subsequent to the record date for payment of the Distribution (as defined below), into Common Stock equal to a value of up to 19.9% of the Company’s market capitalization as of the date of such closing (the “Investment”), and stated that the intention of the Company and A&C is that the proceeds of the Investment would be used by the Company (i) as operating capital for a business to be mutually agreed upon by the Company and A&C and to be conducted through a subsidiary to be created by the Company within five business days following the approval of the Asset Sale, (ii) for payment of a dividend to the Company’s shareholders in an amount that provides an after-tax value per share of Common Stock comparable to the value that would have been paid to such shareholders in the Dissolution (the “Distribution”), which Distribution will be paid by the Company following the closing of the Asset Sale and (iii) for payment of certain expenses of the Company. The Company agreed not to consummate the Dissolution at all if the Investment is closed prior to the expiration of the Negotiation Period. Further, pursuant to the MOU, A&C committed to an investment by it, one of its affiliates and/or a non-related third party solely to cover the Company’s SEC reporting costs and expenses associated with the Company’s annual report to be filed on Form 10-K for the year ended March 31, 2025 and its stock exchange listing fees, to be made within 30 days of the date of the MOU in the form of a convertible note on similar terms to the Convertible Note and including an original issue discount feature, in a principal amount not to exceed $400,000. Repayment of amounts for specified expenses advanced to the Company under either convertible note referred to above will be exclusively from the conversion feature of such note, as the case may be.

The MOU further provides that A&C has the right, within five business days after the approval of the Asset Sale, to appoint two directors to the board of directors (the “Board”) of the Company. The Company agreed that, within five business days following the approval of the Asset Sale, it would cause the Board to amend the Company’s Bylaws to limit the size of the Board to a maximum of six directors and not to further amend, modify or supplement such amended Bylaws until the earlier of the end of the Negotiation Period or the closing of the Investment.

The Company also agreed to take all actions to ensure that the transactions contemplated in connection with the MOU and any purchase by A&C or any of its affiliates of shares of Common Stock would not subject A&C or any of its affiliates to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

The foregoing description of the MOU does not purport to be complete and is qualified in its entirety by reference to the MOU, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

As previously reported, at the Meeting, the Company’s shareholders did not approve the Dissolution.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit No.

3.1	Bylaws, as amended April 15, 2025

10.1	Memorandum of Understanding dated as of April 15, 2025, by and between Universal Security Instruments, Inc., Ault & Company, Inc., and solely for limited purposes, Harvey Grossblatt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: April 17, 2025	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President